Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Samuel J. Anderson

hereby constitute and appoint Patrizio Vinciarelli and James A. Simms, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Vicor Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Picor Corporation Amended and Restated 2001 Stock Option and Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of May, 2018.

/s/ Samuel J. Anderson
Samuel J. Anderson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jason L. Carlson

hereby constitute and appoint Patrizio Vinciarelli and James A. Simms, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Vicor Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Picor Corporation Amended and Restated 2001 Stock Option and Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of May, 2018.

/s/ Jason L. Carlson
Jason L. Carlson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Estia J. Eichten

hereby constitute and appoint Patrizio Vinciarelli and James A. Simms, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Vicor Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Picor Corporation Amended and Restated 2001 Stock Option and Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of May, 2018.

/s/ Estia J. Eichten
Estia J. Eichten

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Liam K. Griffin

hereby constitute and appoint Patrizio Vinciarelli and James A. Simms, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Vicor Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Picor Corporation Amended and Restated 2001 Stock Option and Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of May, 2018.

/s/ Liam K. Griffin
Liam K. Griffin

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Barry Kelleher

hereby constitute and appoint Patrizio Vinciarelli and James A. Simms, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Vicor Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Picor Corporation Amended and Restated 2001 Stock Option and Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of May, 2018.

/s/ Barry Kelleher
Barry Kelleher

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

H. Allen Henderson

hereby constitute and appoint Patrizio Vinciarelli and James A. Simms, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Vicor Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Picor Corporation Amended and Restated 2001 Stock Option and Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 30th day of May, 2018.

/s/ H. Allen Henderson
H. Allen Henderson